SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): NOVEMBER 17, 1998
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                                  UNIFLEX, INC.
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               (Exact Name of Registrant as Specified in Charter)


     DELAWARE                    1-6339          11-2008652
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(State or Other Jurisdiction    (Commission       (IRS Employer
   of Incorporation)            File Number)   Identification No.)

383 West John Street, Hicksville, New York                              11802
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (516) 932-2000
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report.)




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         Item 5.   OTHER EVENTS.

         On November 17, 1998, the Registrant publicly disseminated a news release announcing that it had signed a non-binding letter of intent with CMCO, Inc. relating to the merger of the Registrant with a subsidiary of CMCO, Inc.

         For additional information concerning the transaction, reference is made to the news release, which is incorporated herein by reference and is attached hereto as Exhibit 99.1.


         Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit 99.1 - Press Release dated November 17, 1998.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UNIFLEX, INC.



Dated: November 17, 1998                  By: /s/ Robert K. Semel
                                              ---------------------------------
                                              Name:  Robert K. Semel
                                              Title: President


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